Exhibit 4.1

NUMBER

FBU 55329

COMMON STOCK

Par Value $1.00

MILLIPORE CORPORATION IS
INCORPORATED UNDER THE LAWS OF
THE COMMONWEALTH OF MASSACHUSETTS

COMMON STOCK

Par Value $1.00

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NEW YORK

CUSIP 601073 10 9

SHARES

MILLIPORE
Corporation

This certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Millipore Corporation, transferable, so as to affect the rights of the Corporation, only by transfer recorded on the books of the Corporation, in person or by duly authorized attorney upon surrender of this certificate properly indorsed or assigned.

This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of Millipore Corporation and the facsimile signatures of its duly authorized officers.

Certificate of Stock

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

Corporate Vice President
and Chief Financial Officer

Chairman, President and
Chief Executive Officer

MILLIPORE CORPORATION
1954
MASSACHUSETTS

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A COMMON STOCK RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE FIRST NATIONAL BANK OF BOSTON, AS RIGHTS AGENT (THE “RIGHTS AGENT”), DATED AS OF APRIL 15,1988 (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER AND THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE RIGHTS AGENT WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE THEREOF (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY CERTAIN SUBSEQUENT HOLDERS, MAY BECOME NULL AND VOID.

For value received,                                                                                                                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

EquiServe Trust Company, N.A. is the successor Rights

Agent to the above-referenced Agreement